SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS:

DWS VARIABLE SERIES I: DWS Growth & Income VIP
DWS VARIABLE SERIES II: DWS Alternative Asset Allocation Plus VIP DWS Balanced VIP DWS Blue Chip VIP DWS Diversified International Equity VIP DWS Strategic Income VIP

The following information supplements existing disclosure in the section entitled “WHO MANAGES AND OVERSEES THE FUND” of each fund’s prospectus:

On January 26, 2010, the Advisor announced its intention to transition members of its Quantitative Strategies Group (the “QS Group”), including members of the fund’s portfolio management team, out of the Advisor into a separate investment advisory firm named QS Investors, LLC (“QS Investors”) that will be unaffiliated with the Advisor (the “Separation”). The Separation is expected to be completed during the third quarter of 2010. In order for the fund to continue to access the investment expertise offered by the members of the QS Group following the Separation, the Advisor recommended that the fund’s Board approve a sub–advisory agreement between the Advisor and QS Investors (the “Sub–Advisory Agreement”). On May 4, 2010, following a review of QS Investors’ capabilities, the terms of the Separation and Sub–Advisory Agreement, the fund’s Board approved the Sub–Advisory Agreement. This action was taken pursuant to an order the fund and the Advisor requested and received from the Securities and Exchange Commission that permits the Advisor, with the approval of the fund’s Board, to appoint subadvisors that are not affiliated with the Advisor to manage all or a portion of the fund’s assets without the need for a shareholder meeting or vote. The Sub–Advisory Agreement will become effective upon the effective date of the Separation.

Effective upon the Separation, the following disclosure is added to the section entitled “Management” in the summary section of each fund’s prospectus:

Subadvisor

QS Investors, LLC

Effective upon the Separation, the following disclosure replaces the first paragraph under “The Investment Advisor” in the section entitled ”WHO MANAGES AND OVERSEES THE FUND” of each fund’s prospectus:

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor or a subadvisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

June 8, 2010
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Effective upon the Separation, the following disclosure supplements the disclosure in the section entitled “WHO MANAGES AND OVERSEES THE FUND” of each applicable fund’s prospectus:

Subadvisor

QS Investors, 880 Third Avenue, New York, NY 10022, serves as subadvisor to the fund. QS Investors is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis. QS Investors manages assets across multiple strategies, including: Global Tactical Asset Allocation & Active Currency (iGAP), US Active Quantitative Equity (AQE), International and Global Equity (Diversification Based Investing/DBI) and Multi–Asset/Strategic Asset Allocation (SAA). Under the oversight of DIMA and the fund’s Board, QS Investors:

(i)	for DWS Growth & Income VIP, DWS Blue Chip VIP and DWS Diversified International Equity VIP: makes the investment decisions and buys and sells securities for the fund;

(ii)	for DWS Alternative Asset Allocation Plus VIP and DWS Balance VIP: renders SAA services to the fund and manages the assets attributable to the fund’s iGAP strategy;

(iii)	for DWS Strategic Income VIP: manages the assets attributable only to the fund’s iGAP strategy.

DIMA pays a fee to QS Investors pursuant to an investment sub–advisory agreement between DIMA and QS Investors.

Effective upon the Separation, the following disclosure supplements the disclosure contained in the second paragraph under ”Management Fee” in the section entitled ”WHO MANAGES AND OVERSEES THE FUND” of each applicable fund’s prospectus:

A discussion regarding the basis for the Board’s approval of the sub–advisory agreement between the Advisor and QS Investors will be contained in the shareholder report for the period ended June 30, 2010.

Please Retain This Supplement for Future Reference

June 8, 2010
VS-3635